SEQUOIA FUND, INC.

Supplement dated November 4, 2014
to the Prospectus dated May 1, 2014

Effective as of January 1, 2015, the Fund is changing its policy regarding low account balances to increase the minimum shareholder account balance from $1,000 to $2,000.  As of the effective date above, the following paragraph replaces the second paragraph under "General Information" in the Fund's Prospectus:

Due to the relatively high cost to the Fund of maintaining low balance accounts, the Fund requests that you maintain an account balance of more than $2,000. If your account balance is $2,000 or less for 90 days or longer, the Fund reserves the right to redeem the shares in your account at their current NAV on the redemption date after giving you 60 days notice to increase the balance. The redemption of shares could have tax consequences for you.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.